                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                                October 22, 1999


                 CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP
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             (Exact name of registrant as specified in its charter)


                              District of Columbia
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                 (State or other jurisdiction of incorporation)


          0-14513                                   52-1420605
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(Commission File Number)                (IRS Employer Identification No.)



11200 Rockville Pike, Rockville, Maryland                 20852
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(Address of principal executive offices)                (Zip Code)



                                 (301) 468-9200
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                (Issuer's telephone number, including area code)
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                 CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP

                                    FORM 8-K

                                OCTOBER 22, 1999

                                TABLE OF CONTENTS



                                                                   Page
                                                                   ----

Item 2.   Disposition of Assets . . . . . . . . . . . . . . .       1

Item 5.   Other Events  . . . . . . . . . . . . . . . . . . .       1

Item 7.   Financial Statements and Exhibits . . . . . . . . .       1

          (b)  Pro Forma Financial Information (unaudited)  .       1

          (c)  Exhibits . . . . . . . . . . . . . . . . . . .       2

Signature             . . . . . . . . . . . . . . . . . . . .       4
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ITEM 2.   DISPOSITION OF ASSETS
          ---------------------

     In accordance with its partnership agreement, Capital Income Properties-C Limited Partnership ("CIP-C") is in the process of dissolution.

     CIP-C's business purpose, as described in Article III of CIP-C's Agreement and Second Amended Certificate of Limited Partnership (the "Partnership Agreement"), is to invest in real estate by acquiring and holding a limited partner interest in Bethesda Metro Center Limited Partnership, a Maryland limited partnership ("BMCLP"). On August 20, 1999, CIP-C issued a definitive proxy statement soliciting approval of the Limited Partners of CIP-C for CIP-C's consent to the sale of BMCLP's ownership interest in the Bethesda Metro Center Development and BMCLP's leasehold interest in the land upon which the Bethesda Metro Center is built (collectively, the Development). CIP-C received majority approval of the Limited Partners, and accordingly provided consent to the sale.

     On October 21, 1999, BMCLP closed on the sale of its interest in the Development. The purchaser of the Development was Blackstone Real Estate Acquisitions III, LLC ("Blackstone"), an unaffiliated entity. The sale price was approximately $118.5 million. The cash sales proceeds to CIP-C of $19,214,450 were received on October 22, 1999.


ITEM 5.   OTHER EVENTS
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     In accordance with the definitive proxy statement issued by CIP-C on August
20, 1999, CIP-C will distribute $18,749,832 to the Limited Partners of record as of August 1, 1999. Originally, there were 600 outstanding units of Limited Partner interest in CIP-C (each, a "Unit"). Of the 600 Units, three holders of an aggregate of 3.667 Units defaulted on their capital contribution installment payments, and therefore, pursuant to the Partnership Agreement, have lost all rights, privileges and benefits as Limited Partners, including distribution rights. Accordingly, CIP-C will distribute the $18,749,832 among 596.333 Units, or $31,441.88 per Unit, less Maryland state income tax withholdings for those individual Limited Partners who are not residents of Maryland. The distribution checks will be mailed to Limited Partners on November 10, 1999.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

     (b)  Pro Forma Financial Information (unaudited).
          -------------------------------

          The unaudited pro forma balance sheet and unaudited pro forma statement of operations, as required pursuant to Article 3 of Regulation S-X, have not been included herein since, subsequent to the disposition of assets described in Item 2 hereof, CIP-C neither holds an interest in real estate nor has any related operations.













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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS - Continued
          ---------------------------------

     (c) Exhibits (listed according to the number assigned in the table -------- in Item 601 of Regulation S-K).

          Exhibit No. 4. - Instruments defining the rights of security holders, including indentures.

          a. Second Amended Certificate and Limited Partnership Agreement of Capital Income Properties-C Limited Partnership (Incorporated by reference from Exhibit 4 to Registrant's Regulation D filing as amended, dated October 1, 1985)

          b. Bethesda Metro Center Limited Partnership Indemnification and Hold Harmless Agreement dated July 1, 1987 (Incorporated by reference to the 1987 Annual Report on Form 10-K filed on March 30, 1988)

          c. Bethesda Metro Center Limited Partnership Second Amendment to Second Restated Certificate and Agreement of Limited Partnership dated July 1, 1987 (Incorporated by reference to the 1987 Annual Report on Form 10-K filed on March 30, 1988)

          d. Bethesda Metro Center Limited Partnership Second Restated Agreement of Limited Partnership (related to Second Amendment to Restated Certificate of Limited Partnership) (Incorporated by reference to the 1992 Annual Report on Form 10-K filed on April 15, 1993)

          e. Bethesda Metro Center Limited Partnership Second Restated Certificate and Agreement of Limited Partnership (Incorporated by reference to the 1992 Annual Report on Form 10-K filed on April 15, 1993)

          f. Bethesda Metro Center Limited Partnership Third Amendment to the Second Restated Certificate and Agreement to Limited Partnership (Incorporated by reference to the 1992 Annual Report on Form 10-K filed on April 15, 1993)

          g. Bethesda Metro Center Limited Partnership Amended and Restated Promissory Note (Incorporated by reference to the 1994 Annual Report on Form 10-K filed on March 31, 1995)

          h. Bethesda Metro Center Limited Partnership Amended and Restated First Leasehold Deed of Trust and Security Agreement (Incorporated by reference to the 1994 Annual Report on Form 10-K filed on March 31, 1995)

          i. Bethesda Metro Center Limited Partnership Assignment of Rents and Leases (Incorporated by reference to the 1994 Annual Report on Form 10-K filed on March 31, 1995)












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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS - Continued
          ---------------------------------

          j. Bethesda Metro Center Limited Partnership Amended and Restated Second Deed of Trust Note (Incorporated by reference to the 1994 Annual Report on Form 10-K filed on March 31, 1995)

          k. Bethesda Metro Center Limited Partnership Loan Agreement (Incorporated by reference to the 1994 Annual Report on Form 10-K filed on March 31, 1995)

          l. Bethesda Metro Center Limited Partnership Amended and Restated Second Leasehold Deed of Trust and Security Agreement (Incorporated by reference to the 1994 Annual Report on Form 10-K filed on March 31, 1995)

          m. Bethesda Metro Center Limited Partnership Second Assignment of Rents and Leases (Incorporated by reference to the 1994 Annual Report on Form 10-K filed on March 31, 1995)

          n. Collateral Assignment of Partnership Interests Bethesda Metro Center Limited Partnership (Incorporated by reference to the 1994 Annual Report on Form 10-K filed on March 31, 1995)

          o. Bethesda Metro Center Limited Partnership Amended and Restated Escrow Agreement (Incorporated by reference to the 1994 Annual Report on Form 10-K filed on March 31, 1995)

          p. Bethesda Metro Center Limited Partnership First Allonge to Non-negotiable Non-recourse Purchase Money Promissory Note (Incorporated by reference to the 1994 Annual Report on Form 10-K filed on March 31, 1995)

          Exhibit No. 99. - Additional Exhibits.

          a. Definitive Proxy Statement for special meeting of limited partners to be held on September 22, 1999, dated August 20, 1999. (Incorporated by reference thereto.)

          The remaining exhibits are omitted because they are not applicable or are not required.























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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         CAPITAL INCOME PROPERTIES-C LIMITED PARTNERSHIP
                         -----------------------------------------------
                         (Registrant)


                         by: C.R.I., Inc.
                             -------------------------------------------
                             Managing General Partner



November 5, 1999             by: /s/ Michael J. Tuszka
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Date                             Michael J. Tuszka
                                   Vice President
                                   and Chief Accounting Officer
                                   (Principal Financial Officer
                                   and Principal Accounting Officer)







































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